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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 25, 1997
(Date of earliest event reported)

MERRILL LYNCH MORTGAGE INVESTORS INC. (as depositor under the Trust Agreement, dated as of November 1, 1997, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of NovaStar Home-Equity Loan Asset-Backed Bonds, Series 1997-2)


                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                               333-24327                13-3416059
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(State or Other Juris-               (Commission              (I.R.S. Employer
diction of Incorporation)             File Number)          Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
New York, New York                                               10281
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(Address of Principal Executive Office)                      (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000

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Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         4.3 Servicing Agreement dated as of November 1, 1997 among NovaStar Mortgage, Inc., as master servicer,, the NovaStar Home Equity Loan Trust Series 1997-2, as issuer and First Union National Bank, as indenture trustee.

         4.4 Amended and Restated Trust Agreement dated as of November 1, 1997 between Merrill Lynch Mortgage Investors Inc., as depositor and Wilmington Trust Company, as owner trustee.

         4.5 Indenture dated as of November 1, 1997 between Home Equity Loan Trust Series 1997-2, as issuer and First Union National Bank, as indenture trustee.

         10.1 Ownership Transfer Agreement dated as of December 3, 1997 by Merrill Lynch Mortgage Investors Inc., as transferee and NovaStar Assets Corp., as transferor.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS INC.

                                          By:    /s/ Peter Cerwin
                                             ---------------------------------
                                          Name:      Peter Cerwin
                                          Title:     Vice President


Dated: December 24, 1997